As filed with the Securities and Exchange Commission on May 25, 2006

                                     Securities Act Registration No. 333-[     ]

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No. |_|

                        Post-Effective Amendment No. |_|

                           Touchstone Strategic Trust
               (Exact Name of Registrant as Specified in Charter)

                            303 Broadway, Suite 1100
                              Columbus, Ohio 45202
               (Address of Principal Executive Offices) (Zip Code)

                                 (325) 795-2111
              (Registrant's Telephone Number, including Area Code)

                           Jill T. McGruder, President
                            303 Broadway, Suite 1100
                              Columbus, Ohio 45202
                     (Name and Address of Agent for Service)

                                  With Copy To:

Jay Fitton, Esquire        Kevin Howard, Esquire      Michael V. Wible, Esquire
Senior Counsel             Vice President and         Thompson Hine LLP
303 Broadway, Suite 1100   Associate General Counsel  10 W. Broad Street,
Cincinnati, OH 45202       303 Broadway, Suite 1100   Suite 700
                           Cincinnati, OH 45202       Columbus, OH 45215

--------------------------------------------------------------------------------

TITLE OF SECURITIES BEING REGISTERED: Shares of a series of the Registrant

NO FILING FEE IS REQUIRED because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File No. 811-3651).

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                           TOUCHSTONE STRATEGIC TRUST
                            303 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202

                                                                  JUNE [ ], 2006

Dear Shareholder:

On behalf of the Board of Trustees of Touchstone Strategic Trust (the "Trust"), we are pleased to invite you to a Special Meeting of Shareholders (the "Special Meeting") of the Trust with respect to the Value Plus Fund, a series of the Trust, to be held at 9:30 a.m. Eastern Time on August 7, 2006 at 330 Broadway, Suite 1100, Cincinnati, OH 45202.

At the Special Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization, between the Value Plus Fund and the Large Cap Core Equity Fund, also a series of the Trust, (collectively, the "Funds") under which the Value Plus Fund will merger with and into the Large Cap Core Equity Fund (the "Reorganization").

The Board of Trustees of the Trust unanimously approved the Agreement and Plan of Reorganization at a meeting held on May 18, 2006. . The Board of Trustees recommends that you vote FOR the proposal.

The details of the proposed Agreement and Plan of Reorganization are set forth in the combined Prospectus/Proxy Statement that accompanies this letter, including details about the Large Cap Core Equity Fund's investment objective, policies, management and costs that are important for you to know. We encourage you to read it thoroughly. In addition, we have included a list of commonly asked questions and answers on the next page.

Shareholders may cast their votes according to the instructions provided in the enclosed proxy materials.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. In order to conduct the Special Meeting, a majority of shares must be represented in person or by proxy. Please vote promptly.

If you have any questions on the reorganization, please call 1-800-543-0407

We thank you for your considering this carefully and for you continued confidence in and support of the Touchstone Strategic Trust.

Sincerely,



Jill T. McGruder
President
Touchstone Strategic Trust

              QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATION


      While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, below is a brief overview of the proposal, which will require your vote.


Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON AUGUST 17, 2006?

A. The Board of Trustees of Touchstone Strategic Trust has called the special meeting at which you will be asked to vote on the reorganization (the "Reorganization") of the Value Plus Fund into the Large Cap Core Equity Fund. Both the Value Plus Fund into the Large Cap Core Equity Fund are series of Touchstone Strategic Trust.

Q.    WHY DID THE BOARD OF TRUSTEES APPROVE THE REORGANIZATION?

A. After conducting due diligence regarding the Reorganization, the Touchstone Strategic Trust Board of Trustees unanimously approved the Reorganization. The Board of Trustees considered the similarity in investment objectives of the Funds and the lower total operating expenses of the Large Cap Core Equity Fund. After careful consideration, the Board of Trustees determined that the Reorganization is in the best interests of the shareholders of the Value Plus Fund.

      The Board of Trustees recommends that you vote FOR the Reorganization.

Q.    WHAT WILL HAPPEN TO MY EXISTING SHARE?

A. Your shares will be exchanged for comparable shares of the Large Cap Core Equity Fund. Therefore, if you currently own Class A share of the Value Plus Fund, you will receive Class A shares of the Large Cap Core Equity Fund. Similarly, if you own Class B or Class C shares of the Value Plus Fund, you will receive Class B or Class shares, respectively, of the Large Cap Core Fund. You will not pay any sales charges in connection with the Reorganization. Although the price of the new shares may be different from the price of your current shares, you will receive the proper amount of new shares so that the value of your investment will remain exactly the same.

Q. WHAT ARE THE DIFFERENCES BETWEEN THE VALUE PLUS FUND AND THE LARGE CAP CORE EQUITY FUND?

A. The investment objectives and principal strategies of the Funds are similar, but differ in several aspects. While both Funds seek capital appreciation, the Large Cap Core Equity Fund seeks income as a secondary objective. In addition, there are several differences in the amount and types of securities that each Fund may hold. For a more complete description of each Fund's investment objectives and strategies, please read the section entitled "Investment Objectives" in the enclosed combined prospectus/proxy statement.

Q.    WILL I INCUR ANY TRANSACTION COSTS AS A RESULT OF THE REORGANIZATION?

A. No. Shareholders will not incur any transaction costs, e.g. sales charges or redemption fees, as a result of the transaction.

Q.    WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If approved by shareholders of record at the Special Meeting, the Reorganization is expected to occur on or about August 13, 2006.

Q.    WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. No. The Reorganization is intended to have no direct or indirect federal income tax consequences for you.

Q.    WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders of the Value Plus Fund do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees will take such action as it deems to be in the best interests of the Value Plus Fund and its shareholders.

Q.    WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact the Trust by calling 1-800-543-0407.

    PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD. YOUR VOTE IS VERY IMPORTANT!

                           TOUCHSTONE STRATEGIC TRUST
                            303 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 7, 2006

      Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Touchstone Strategic Trust ("the Trust") with respect to the Value Plus Fund to be held at 9:30 a.m. Eastern Time, on August 7, 2006 for the purpose of considering the proposals set forth below:

1.    Approval of the Agreement and Plan of Reorganization, which provides for:
      (i) the transfer of all of the assets and liabilities of the Value Plus Fund in exchange for shares of the Large Cap Core Equity Fund; (ii) the distribution of shares of the Large Cap Core Equity Fund so received to shareholders of the Value Plus Fund; and (iii) the liquidation and termination of the Value Plus Fund.

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

      Shareholders of record as of the close of business on June [ ], 2006 are entitled to notice of, and to vote at the Special Meeting, or any adjournment of this meeting.

By Order of the Board of Trustees,


Jay S. Fitton
Secretary

July [ ], 2006


SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

           REGISTRATION                             VALID SIGNATURE

           CORPORATE ACCOUNTS

      (1)   ABC Corp .............................. ABC Corp.

      (2)   ABC Corp .............................. John Doe, Treasurer

      (3)   ABC Corp. c/o John Doe, Treasurer ..... John Doe

      (4)   ABC Corp. Profit Sharing Plan ......... John Doe, Trustee

      TRUST ACCOUNTS

      (1)   ABC Trust ............................. Jane B. Doe, Trustee

      (2)   Jane B. Doe, Trustee u/t/d 12/28/78 ... Jane B. Doe

      CUSTODIAL OR ESTATE ACCOUNTS

      (1)   John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA ......... John B. Smith

      (2)   Estate of John B. Smith ............... John B. Smith, Jr., Executor

                           PROXY STATEMENT/PROSPECTUS

                              DATED JUNE [ ], 2006

                  RELATING TO THE ACQUISITION OF THE ASSETS OF

                                 VALUE PLUS FUND
                                   A SERIES OF
                           TOUCHSTONE STRATEGIC TRUST
                            303 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202


                        BY AND IN EXCHANGE FOR SHARES OF

                           LARGE CAP CORE EQUITY FUND
                                   A SERIES OF
                           TOUCHSTONE STRATEGIC TRUST
                            303 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202



      This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of Touchstone Strategic Trust (the "Trust") in connection with a Special Meeting of Shareholders (the "Special Meeting") of the Value Plus Fund, a series of the Trust, to be held on August 7, 2006 at 9:30 a.m., Eastern Time ("ET"), at 303 Broadway, Suite 1100, Cincinnati, OH 45202. At the Special Meeting, shareholders of the Value Plus Fund will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Reorganization Agreement"), by and between the Value Plus Fund and the Large Cap Core Equity Fund, also a series of the Trust (collectively, the "Funds"). A copy of the Reorganization Agreement is attached as Exhibit A.

                                    Proposals

1.    Approval of the Agreement and Plan of Reorganization, which provides for:
      (i) the transfer of all of the assets and liabilities of the Value Plus Fund in exchange for shares of the Large Cap Core Fund; (ii) the distribution of shares of the Large Cap Core Fund so received to shareholders of the Value Plus Fund; and (iii) the liquidation and termination of the Value Plus Fund.

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Reorganization Agreement provides that the Value Plus Fund will transfer all of its assets and liabilities to the Lage Cap Core Equity Fund. In exchange for the transfer of these assets and liabilities, the Large Cap Core Equity Fund will simultaneously issue shares to the Value Plus Fund in an amount equal in value to the net asset value of the Value Plus Fund's shares (the "Reorganization"). These transfers are expected to occur on or about August 13, 2006 (the "Effective Time").

      Immediately after the transfer of the Value Plus Fund's assets and liabilities, the Value Plus Fund will make a liquidating distribution to its shareholders of the Large Cap Core Equity Fund shares received, so that a holder of shares in the Value Plus Fund at the Effective Time of the Reorganization will receive a number of shares of the Large Cap Core Equity Fund with the same aggregate value as the shareholder had in the Value Plus Fund immediately before the Reorganization. At the Effective Time of the Reorganization, shareholders of the Value Plus Fund will become shareholders of the Large Cap Core Equity Fund, and thereafter the Value Plus Fund will be liquidated and terminated.

      The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Touchstone Advisors, Inc., (the "Advisor") an investment advisor registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is the investment advisor to the Funds. Fort Washington Investment Advisors, Inc. ("Fort Washington"), an investment adviser registered under the Advisers Act, is the sub-advisor to the Value Plus Fund. Todd Investment Advisors, Inc. ("Todd"), an investment adviser registered under the Advisers Act, is the sub-advisor to the Large Cap Core Equity Fund. Both Fort Washington and Todd are affiliated with the Advisor. Integrated Fund Services, Inc. serves as the transfer, administrative and fund accounting agent for both Funds, while Touchstone Securities, Inc. (the "Distributor") is the principal distributor of each Fund. The Distributor and Integrated Fund Services, Inc. are affiliated with the Advisor, Fort Washington and Todd.

      This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Value Plus Fund should know before voting on the Reorganization and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (the "SEC"), are incorporated in whole or in part by reference. (That means that those documents are considered legally to be part of this Proxy Statement/Prospectus). A Statement of Additional Information dated June [ ], 2006 relating to this Proxy Statement/Prospectus and including certain financial information about the Value Plus Fund and the Large Cap Core Equity Fund, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by calling toll-free 1-800-543-0407.

      For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Value Plus Fund, see the prospectuses for the Fund dated August 1, 2006, which has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A Statement of Additional Information for the Value Plus Fund dated August 1 2006, has been filed with the SEC, and is incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and Statement of Additional Information for the Value Plus Fund are available upon request and without charge by calling toll-free 1-800-543-0407.

      For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Large Cap Core Equity Fund, see the prospectuses for the Fund dated August 1, 2006, which has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A Statement of Additional Information for the Large Cap Core Equity Fund dated August 1, 2006 has been filed with the SEC, and is incorporated by reference into this Proxy Statement/Prospectus. Copies of the Prospectus and Statement of Additional Information for the Large Cap Value Fund are available upon request and without charge by calling toll-free 1-800-543-0407.

      The Annual Report for the Trust relating to the Funds for the fiscal year ended March 31, 2005 can be obtained without charge by call toll-free 1-800-543-0407. The Annual Reports for the Funds also are available on the SEC's website at www.sec.gov.

      This Proxy Statement/Prospectus constitutes the proxy statement of Value Plus Fund for the Special Meeting and is expected to be sent to shareholders on or about July 7, 2006.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
           THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                                                                            PAGE

SYNOPSIS ..................................................................    1

           The Reorganization .............................................    1

           The Funds ......................................................    1

           Fees and Expenses ..............................................    2

           Fund Management ................................................    5

           Investment Objectives ..........................................    7

           Investment Limitations .........................................    9

           The Funds' Purchase, Exchange and
             Redemption Procedures ........................................   12

PRINCIPAL RISKS ...........................................................   16

INFORMATION RELATING TO THE REORGANIZATION ................................   17

           Description of the Reorganization ..............................   17

           Costs of Reorganization ........................................   18

           Federal Income Taxes ...........................................   18

           Capitalization .................................................   18

REASONS FOR THE REORGANIZATION ............................................   19

SHAREHOLDER RIGHTS ........................................................   19

           General Shareholder Rights .....................................   19

           Taxes ..........................................................   21

INFORMATION ABOUT THE VALUE PLUS FUND AND
           THE LARGE CAP CORE EQUITY FUNDS ................................   22

VOTING MATTERS ............................................................   22

           General Information ............................................   22

           Voting Rights and Required Vote ................................   23

           Expenses .......................................................   24

           Record Date and Outstanding Shares .............................   25

           Security Ownership of Certain Beneficial Owners
             and Management ...............................................   25

OTHER BUSINESS ............................................................   27

SHAREHOLDER INQUIRIES .....................................................   27

EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION ..................  A-1

EXHIBIT B - MANAGEMENT DISCUSSION OF FUND PERFORMANCE .....................  B-1

                                    SYNOPSIS

      This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of Value Plus Fund with those of the Large Cap Core Equity Fund. This Synopsis is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. The Synopsis is qualified in its entirety by reference to the prospectuses for the Value Plus Fund and the Large Cap Core Equity Fund. For more complete information, please read the prospectus for each of the Funds.

THE REORGANIZATION

      BACKGROUND. Pursuant to the Reorganization Agreement, the Value Plus will transfer all of its assets and liabilities to the Large Cap Core Equity Fund in exchange solely for shares of that Fund. The Value Plus Fund will then distribute the Large Cap Core Equity Fund shares that it receives to its shareholders in complete liquidation. The Value Plus Fund will thereafter be terminated. The result of the Reorganization is that shareholders of the Value Plus Fund will become shareholders of the Large Cap Core Equity Fund. No front-end sales charges or contingent deferred sales charges will be imposed in connection with these transactions.

      The Board of Trustees of the Trust, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Value Plus Fund and its shareholders, and that the interests of existing shareholders in the Value Plus Fund would not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Trustees of the Trust recommends that you vote FOR approval of the Reorganization.

      TAX CONSEQUENCES. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Value Plus Fund will not recognize gain or loss in the transaction. Nevertheless, the sale of securities by the Value Plus Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable capital gains distribution prior to the Reorganization.

      SPECIAL CONSIDERATIONS AND RISK FACTORS. The investment objectives of the Value Plus Fund and the Large Cap Core Equity Fund are similar. The primary objective of both Funds is long-term capital appreciation, although the Large Cap Core Equity Fund has a secondary goal of generating income. In addition, the principal investment strategies of the Funds differ slightly. Finally, an investment in the Large Cap Core Equity Fund will involve investment risks that are, in most respects, similar to those of the Value Plus Fund. For a more complete discussion of the risks associated with the respective Funds, see "Principal Risks" below.

THE FUNDS

      BUSINESS OF THE FUNDS. Both the Value Plus Fund and the Large Cap Core Equity Fund are series of the Trust. The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers seven series of shares to investors.

FEES AND EXPENSES

      Under the Reorganization Agreement, the Value Plus Fund will transfer all of its assets and liabilities to the Large Cap Core Equity Fund. If the Reorganization is approved, you will pay the fees assessed by Large Cap Core Equity Fund. The following tables compare the current fees and expenses of the Value Plus Fund and with those of the Large Cap Core Equity Fund. The Net Expenses of the Large Cap Core Equity Fund are lower than those of the Value Plus Fund due to the investment advisor's contractual commitment to voluntarily waive a portion of its advisory fee and/or reimburse certain Fund expenses. There is no guarantee that these voluntary waivers or reimbursements will continue in the future.

                 VALUE PLUS FUND AND LARGE CAP CORE EQUITY FUND

                         COMPARISON OF SHAREHOLDER FEES

--------------------------------------- -------------------------------- ------------------------------ ----------------------
                                          MAXIMUM SALES CHARGE (LOAD)       MAXIMUM DEFERRED SALES
                                           IMPOSED ON PURCHASE (AS A             CHARGE (LOAD)
                                         PERCENTAGE OF OFFERING PRICE)      (AS A PERCENTAGE OF NET
FUND AND SHARE CLASS                                                             ASSET VALUE)            WIRE REDEMPTION FEE
--------------------------------------- -------------------------------  ------------------------------ ----------------------
VALUE PLUS FUND -CLASS A                           5.75%(1)                            *                      Up to $15
LARGE CAP CORE EQUITY FUND - CLASS A               5.75%(1)                            *                      Up to $15

VALUE PLUS FUND -CLASS B                             None                          5.00%(2)                   Up to $15
LARGE CAP CORE EQUITY FUND - CLASS B                 None                          5.00%(2)                   Up to $15

VALUE PLUS FUND -CLASS C                             None                          1.00%(3)                   Up to $15
LARGE CAP CORE EQUITY FUND - CLASS C                 None                          1.00%(3)                   Up to $15
--------------------------------------- -------------------------------  ------------------------------ ----------------------

                    COMPARISON OF ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

                                                                                                      FEE WAIVER/
                                                                                       TOTAL FUND       AND OR
                                     MANAGEMENT     DISTRIBUTION       OTHER           OPERATING        EXPENSE             NET
FUND AND SHARE CLASS                    FEES        (12B-1) FEES      EXPENSES         EXPENSES      REIMBURSEMENT       EXPENSES
-----------------------------       ------------    ------------    ------------     ------------    -------------     ------------
VALUE PLUS FUND - CLASS A               0.75%           0.25%           0.47%           1.47%           0.17%(4)           1.30%
LARGE CAP CORE EQUITY FUND
 - CLASS A                              0.65%           0.25%           1.27%           2.17%           1.17%(5)           1.00%

VALUE PLUS FUND - CLASS B               0.75%           1.00%           2.90%           4.65%           2.60%(4)           2.05%
LARGE CAP CORE EQUITY FUND
 - CLASS B                              0.65%           1.00%           2.31%           3.96%           2.21%(5)           1.75%

VALUE PLUS FUND - CLASS C               0.75%           1.00%           1.46%           3.21%           1.16%(4)           2.05%
LARGE CAP CORE EQUITY FUND
 - CLASS C                              0.65%           1.00%           2.06%           3.71%           1.96%(5)           1.75%
-----------------------------       ------------    ------------    ------------     ------------    -------------     ------------

* Investors investing $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(1)   You may pay a reduced sales charge on very large purchases.

(2) You will pay a 5.00% CDSC if shares are redeemed within 1 year of their purchase. The CDSC will be incrementally reduced over time. After the 6th year, there is no CDSC. The CDSC may be waived under certain circumstances described in the prospectus.

(3) The 1.00% CDSC is waived if shares are held for 1 year or longer or under other circumstances described in the Prospectus.

(4) The Advisor has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 1.30% for Class A shares and 2.05% for Class B and Class C shares (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least [March 31, 2007.]

(5) The Advisor has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit Net Expenses to 1.00% for Class A shares and 1.75% for Class B and Class C shares (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least [March 31, 2007.]

EXAMPLES

These Examples is intended to help you compare the cost of investing in the Large Cap Core Equity Fund assuming the Reorganization is approved. The Examples assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund's operating expenses remain the same (except for the 10 year amounts for Class B shares, which reflect the conversion of Class B shares to Class A shares after 8 years). Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                                             ASSUMING REDEMPTION AT THE END OF PERIOD
FUND                                      1 YEAR     3 YEARS(1)   5 YEARS(1)   10 YEARS(1)
-------------------------------------   ----------   ----------   ----------   -----------
VALUE PLUS FUND CLASS A                 $      700   $      997   $    1,316   $     2,218
LARGE CAP CORE EQUITY FUND CLASS A(1)   $      671   $    1,109   $    1,571   $     2,847

VALUE PLUS FUND CLASS B                 $      608   $    1,369   $    2,236   $     3.922(2)
LARGE CAP CORE EQUITY FUND CLASS B(1)   $      578   $    1,204   $    1,948   $     3,642(2)

VALUE PLUS FUND CLASS C                 $      208   $      881   $    1,578   $     3,433
LARGE CAP CORE EQUITY FUND CLASS C(1)   $      178   $      954   $    1,750   $     3,832
                                            ASSUMING NO REDEMPTION AT THE END OF PERIOD
FUND                                      1 YEAR     3 YEARS(1)   5 YEARS(1)   10 YEARS(1)
-------------------------------------   ----------   ----------   ----------   -----------
VALUE PLUS FUND CLASS B                 $      208   $    1,169   $    2,136   $     3,922(2)
LARGE CAP CORE EQUITY FUND CLASS B(1)   $      178   $    1,004   $    1,848   $     3,642(2)

(1) The example for the 3, 5 and 10 year periods are calculated using the Total Annual Fund Operating Expenses before the limits agreed to under the Sponsor Agreement with the Advisor for periods after year 1.

(2)   Based on conversion to Class A shares after 8 years.

The Example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

      THE FUNDS' PERFORMANCE. The following charts show the past performance of each class of the Value Plus Fund and the Large Cap Core Equity Fund. The charts give some indication of the risks involved in investing in the Funds. PAST PERFORMANCE BEFORE AND AFTER TAXES IS NOT AN INDICATION OF FUTURE RESULTS.

Year-to-Year Total Return

      This chart shows the performance of Class A shares of each Fund since the inception of the Fund. The chart should give you a general idea of the comparative risks of investing in the Value Plus Fund and Large Cap Core Equity Fund by showing how each Fund's Class A returns have varied from year-to-year. The chart does not reflect any sales charges, which would reduce your return. Each Fund also can experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

--------------- -------------------------------- ------------------------------
CLASS A SHARES                  VALUE PLUS FUND  LARGE CAP CORE EQUITY FUND(1)
--------------- -------------------------------- ------------------------------
1999                                     15.51%                             --
--------------- -------------------------------- ------------------------------
2000                                      1.91%                             --
--------------- -------------------------------- ------------------------------
2001                                     -1.77%                         -8.95%
--------------- -------------------------------- ------------------------------
2002                                    -26.02%                        -22.66%
--------------- -------------------------------- ------------------------------
2003                                     29.43%                         30.86%
--------------- -------------------------------- ------------------------------
2004                                      9.99%                          8.36%
--------------- -------------------------------- ------------------------------
Best Quarter       2nd Quarter 2003      17.59%     2nd Quarter 2003    18.81%
--------------- -------------------------------- ------------------------------
Worst Quarter      3rd Quarter 2002     -18.72%   3 rd  Quarter 2002   -20.19%
--------------- -------------------------------- ------------------------------

(1)   Class A shares began operations on May 1, 2000.

      YEAR-TO-DATE RETURNS FOR CLASS A SHARES AS OF MARCH 31, 2006
--------------------------------------------------------------------------------
Value Plus Fund                                         %
Large Cap Core Equity Fund                              %

Average Annual Total Returns (for the periods ended 12/31/2005)

      This table shows each Fund's average annual total returns and after-tax returns over the past one, five and ten years or since inception. The table includes the effects of Fund expenses and is intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund's performance with an appropriate widely recognized securities index that is described in a footnote to the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index. Past performance, before and after taxes, is not an indication of future results.

--------------------------------------------------------------- ------------ ------------- -----------------------------
                                                                                            SINCE CLASS STARTED ON
                                                                                                   MAY 1, 1998

VALUE PLUS FUND CLASS A                                            1 YEAR      5 YEARS
--------------------------------------------------------------- ------------ ------------- -----------------------------
Return Before Taxes                                                3.64%        -0.13%                 2.73%
--------------------------------------------------------------- ------------ ------------- -----------------------------
Return After Taxes on Distributions(1)                             3.57%        -0.74%                 2.17%
--------------------------------------------------------------- ------------ ------------- -----------------------------
Return After Taxes on Distributions and Sale of Fund Shares        2.45%        -0.36%                 2.11%
--------------------------------------------------------------- ------------ ------------- -----------------------------
Russell 1000 Value Index(2)                                        16.49%       5.27%                  5.47%
--------------------------------------------------------------- ------------ ------------- -----------------------------
                                                                                            SINCE CLASS STARTED ON
LARGE CAP CORE EQUITY FUND CLASS A                                 1 YEAR      5 YEARS             MAY 1, 2000
--------------------------------------------------------------- ------------ ------------- -----------------------------
Return Before Taxes                                                2.15%          --                  -1.40%
--------------------------------------------------------------- ------------ ------------- -----------------------------
Return After Taxes on Distributions(1)                             1.98%          --                  -1.63%
--------------------------------------------------------------- ------------ ------------- -----------------------------
Return After Taxes on Distributions and Sale of Fund Shares(3)     1.62%          --                  -1.30%
--------------------------------------------------------------- ------------ ------------- -----------------------------
Russell 1000 Index(4)                                              11.40%         --                  -2.26%
--------------------------------------------------------------- ------------ ------------- -----------------------------

------------------------------------- ------------- ------------ -----------------------------
VALUE PLUS FUND CLASS B                  1 YEAR       5 YEARS     SINCE CLASS STARTED ON
                                                                         MAY 1, 2001
------------------------------------- ------------- ------------ -----------------------------
Return Before Taxes                      5.10%           --                 -1.01%
------------------------------------- ------------- ------------ -----------------------------
Russell 1000 Value Index(2)              16.49%          --                  5.64%
------------------------------------- ------------- ------------ -----------------------------
LARGE CAP CORE EQUITY FUND CLASS B       1 YEAR       5-YEARS     SINCE CLASS STARTED ON
                                                                          MAY 1, 2001
------------------------------------- ------------- ------------ -----------------------------
Return Before Taxes                      3.45%           --                  0.15%
------------------------------------- ------------- ------------ -----------------------------
Russell 1000 Index(4)                    11.40%          --                  0.98%
------------------------------------- ------------- ------------ -----------------------------

------------------------------------- ------------- ------------ -----------------------------
VALUE PLUS FUND CLASS C                  1 YEAR       5 YEARS       SINCE CLASS STARTED ON
                                                                      JANUARY 1, 1999(5)
------------------------------------- ------------- ------------ -----------------------------
Return Before Taxes                      9.16%         0.42%                 2.73%
------------------------------------- ------------- ------------ -----------------------------
Russell 1000 Value Index(2)              16.49%        5.27%                 5.47%
------------------------------------- ------------- ------------ -----------------------------
LARGE CAP CORE EQUITY FUND CLASS C       1 YEAR       5-YEARS     SINCE CLASS STARTED ON MAY
                                                                           16, 2000
------------------------------------- ------------- ------------ -----------------------------
Return Before Taxes                      7.41%           --                 -0.76%
------------------------------------- ------------- ------------ -----------------------------
Russell 1000 Index(4)                    11.40%          --                 -2.19%
------------------------------------- ------------- ------------ -----------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

(2) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalizations). The Index reflects no deductions for fees, expenses or taxes.

(3) When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(4) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalizations). The Index reflects no deductions for fees, expenses or taxes.

(5) The Class C performance was calculated using the historical performance for the Class C predecessor, which was another mutual fund that began operations on May 1, 1998.

FUND MANAGEMENT

      THE INVESTMENT ADVISOR. The Advisor serves as investment advisor to both the Value Plus Fund and the Large Cap Core Equity Fund. The Advisor, located at 303 Broadway, Suite 1100, Cincinnati, OH 45202, is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). As of December 31, 2005, the Advisor had approximately $3.0 billion in assets under management.

      The Advisor is responsible for selecting each Fund's Sub-Advisor, subject to approval by the Trust's Board of Trustees. The Advisor also continually monitors each Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. The Advisor provides evaluations and recommendations to the Board of Trustees, including whether or not a Sub-Advisor's contract should be renewed, modified or terminated.

      The Advisor also is responsible for running all of the operations of each Fund, except those that are subcontracted to the Sub-Advisor, custodian, transfer, accounting and administrative agent, or other parties.

      Each Fund pays the Advisor a management fee for its services. Out of this fee the Advisor pays each Sub-Advisor a fee for its services. The fee paid to the Advisor by each Fund during its most recent fiscal year is shown in the table below:

FUND                               FEE AS PERCENTAGE OF FUND'S AVERAGE
                                             DAILY NET ASSETS
----------------------------------------------------------------------
Value Plus Fund                                   0.75%
Large Cap Core Equity Fund                        0.65%

      A discussion of the basis for the Board of Trustees approval of the Funds' advisory and sub-advisory agreements appears in the Trust's Annual Report dated March 31, 2006.

      THE SUB-ADVISORS. The Sub-Advisors make the daily decisions regarding buying and selling specific securities for the Value Plus Fund and the Large Cap Core Equity Fund. Each Sub-Adviser manages the investments held by the Fund it serves according to the each Fund's applicable investment goals and strategies.

VALUE PLUS FUND

      Fort Washington Investment Advisors, Inc. ("Fort Washington") is the sub-advisor for the Value Plus Fund. Fort Washington, located at 420 East Fourth Street, Cincinnati, OH 45202, has been registered as an investment advisor since 1990 and has managed the Value Plus Fund since its inception in 1998. Fort Washington is an affiliate of the Advisor and as of December 31, 2005, had approximately [$26] billion in assets under management.

      PORTFOLIO MANAGEMENT

      John C. Holden, CFA, and Bradley A. Reed, CFA, are jointly and primarily responsible for managing the Value Plus Fund. Mr. Holden joined Fort Washington in 1997 and is currently a Managing Director and Senior Portfolio Manager. He was previously a Vice President and Senior Portfolio Manager at Fort Washington. Mr. Reed is an Assistant Portfolio Manager and a Senior Research Manager at Fort Washington. Mr. Reed joined Fort Washington in 1999 as a Research Manager and was a Management Associate with the Western & Southern Financial Group prior to joining Fort Washington. Mr. Holden has managed the Fund since 1998 and Mr. Reed has managed the Fund since 2004.

LARGE CAP CORE EQUITY FUND

      Todd Investment Advisors, Inc. ("Todd") is the sub-advisor for the Large Cap Core Equity Fund. Todd, located at 101 South Fifth Street, Suite 3160, Louisville, KY 40202, has been registered as an investment advisor since 1967 and has managed the Fund since its inception in 2000. Todd is an affiliate of the Advisor and as of December 31, 2005, had [$3.5] billion in assets under management.

      PORTFOLIO MANAGEMENT

      Curtiss M. Scott, Jr., CFA, has primary responsibility for the daily management of the Large Cap Core Equity Fund. Mr. Scott joined Todd in 1996 and is the Senior Equity Portfolio Manager. Mr. Scott is supported by Robert P. Bordogna, Bosworth M. Todd and John J. White, CFA. Mr. Bordogna has been President and Chief Executive Officer of Todd since 1980. Mr. Todd founded Todd in 1967 and is its Chairman and a Director. Mr. White is a Portfolio Manager and joined Todd in 2002. Mr. White worked as a Director of Equity Research and Investment Strategy at Wachovia Securities from 1994 until 2002. Messrs. Scott, Bordogna and Todd have managed the Fund since its inception. Mr. White has managed the Fund since 2002.

      The Trust's Statement of Additional Information provides additional information about the portfolio managers compensation structure, other managed accounts and ownership of securities in the Funds.

SUB-ADVISORY FEES

      The Advisor pays each Sub-Advisor a fee for its services out of its management fees. The fee paid to each Sub-Advisor during the most recent fiscal year is shown in the table below:

                                      FEE AS PERCENTAGE OF FUND'S AVERAGE
FUND                                            DAILY NET ASSETS
-------------------------------------------------------------------------
Value Plus Fund                                       0.45%
Large Cap Core Equity Fund(1)                         0.25%

(1) The Sub-Advisor voluntarily has agreed to waive a portion of its fee. If the Reorganization is approved and assets in the Large Cap Core Equity Fund exceed $100 million, the waiver will be discontinued and the Advisor will pay the Sub-Advisor a fee of 0.30% of the Fund's average daily net assets. The fee paid by the Fund to the Advisor will remain unchanged.

INVESTMENT OBJECTIVES

      This section will help you compare the investment objectives and principal investment strategies of the Value Plus Fund with those of the Large Cap Core Equity Fund. This section also describes the key differences, if any, between the Funds. Please be aware that this is only a brief discussion. More complete information may be found in each Fund's prospectus.

                                 VALUE PLUS FUND

INVESTMENT OBJECTIVE:

      The Value Plus Fund seeks to increase the value of Fund shares over the long-term.

PRINCIPAL INVESTMENT STRATEGIES:

      The Value Plus Fund invests primarily (at least 65% of its assets) in common stocks of larger companies that the Sub-Advisor believes are undervalued. In choosing undervalued stocks, the Sub-Advisor looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value. These companies may not pay dividends. These may include companies in the technology sector.

      At least 75% of the Value Plus Fund's assets will be invested in large cap companies and the remainder generally will be invested in mid cap companies.

      The Fund's securities will be considered for sale when the Sub-Advisor believes they are overvalued relative to their growth potential, when there is a deterioration in fundamental criteria, or when their price decreases by at least 10% relative to the market.

      The Value Plus Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the Sub-Advisor is unable to identify attractive investment opportunities. The Fund's temporary investments may include debt securities or cash equivalents. During these times, the Fund may not achieve its investment goals.

      The Fund may change its investment goals by a vote of the Board of Trustees without shareholder approval. Shareholders will be notified at least 30 days before any change takes effect.

OTHER INVESTMENT STRATEGIES:

      Although not a principal strategy, the Value Plus Fund also may invest in preferred stocks, investment grade debt securities, convertible securities, and American depositary receipts ("ADRs") and other depositary receipts. In addition, the Fund may invest up to 10% of its total assets in cash equivalents and short-term debt securities.

                           LARGE CAP CORE EQUITY FUND

INVESTMENT OBJECTIVE:

      The Large Cap Core Equity Fund seeks long-term capital appreciation as its primary goal and income as its secondary goal.

PRINCIPAL INVESTMENT STRATEGIES:

      The Large Cap Core Equity Fund invests primarily (at least 80% of its total assets) in common stocks of large cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. A large cap company has a market capitalization of more than $10 billion. The Fund's portfolio will at all times consist of 30 stocks. The Fund's investments may include companies in the technology sector.

      The Sub-Advisor selects stocks that it believes are attractively valued with active catalysts in place. The Sub-Advisor uses a database of 4,000 stocks from which to choose the companies that will be selected for the Fund's portfolio. A specific process is followed to assist the Sub-Advisor in its selections:

      o The 4,000 stocks are reduced to 1,000 by screening for the stocks in the Russell 1000 Index.
      o The 1,000 stocks are reduced to 200 by screening for the largest market capitalizations.
      o A model is applied to select stocks that the Sub-Advisor believes are priced at a discount to their true value.

      o The Sub-Advisor then searches for those companies that have unrecognized earnings potential versus their competitors. Restructuring announcements, changes in regulations and spot news can be indicators of improved earnings potential.

      Stocks are considered for sale if the Sub-Advisor believes they are overpriced, or if a significant industry or company development forces a re-evaluation of expected earnings. Stocks will be sold if the relative price to intrinsic value reaches 50% or more above the Russell 1000 Index, if a structural event permanently lowers the company's expected earnings, or if the integrity of accounting is in doubt. The portfolio is rebalanced periodically, or as needed, due to changes in the Russell 1000 Index or the Fund's other portfolio securities.

      The Sub-Advisor's selection process is expected to cause the Fund's portfolio to have some of the following characteristics:

      o     Attractive relative value
      o     Unrecognized earnings potential
      o     Above-average market capitalization
      o     Seasoned management
      o     Dominant industry position

      The Large Cap Core Equity Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the Sub-Advisor is unable to identify attractive investment opportunities. The Fund's temporary investments may include debt securities or cash equivalents. During these times, the Fund may not achieve its investment goals.

      The Fund may change its investment goals by a vote of the Board of Trustees without shareholder approval. Shareholders will be notified at least 30 days before any change takes effect.

                              HOW THE FUNDS COMPARE

      The investment objectives of the Value Plus Fund and the Large Cap Core Equity Fund are similar. The primary objective of both Funds is long-term capital appreciation. However, unlike the Value Plus Fund, the Large Cap Core Equity Fund has a secondary objective of generating income. The principal investment strategies of the Fund, while similar, do differ in some respects. The Large Cap Core Equity Fund invests at least 80% of its total assets in the common stock of large capitalization companies. Large cap companies are defined as companies with market capitalizations of more than $10 billion. The Value Plus Fund, by contrast, invests at least 75% of its total assets in common stocks of large capitalization companies. In addition, the Value Plus Fund may invest up to 25% of its assets in mid capitalization companies, which are defined as companies with market capitalizations of between $1.5 billion and $10 billion. While not a principal investment strategy, the Value Plus Fund also may invest in preferred stock, investment grade debt securities, convertible securities, and ADRs and other depositary receipts. Finally, the Value Plus Fund may invest up to 10% of its assets in cash equivalents and short-term debt securities. As a result, only the Value Plus Fund currently is subject to the risks associated with investments in these types of securities. For a discussion of the risks of investing in either fund, please see PRINCIPAL RISKS in this Proxy/Prospectus.

INVESTMENT LIMITATIONS

This section will help you contrast the fundamental and non-fundamental investment policies and restrictions of the Value Plus Fund to those of the Large Cap Core Equity Fund.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

      Listed below are the fundamental investment limitations adopted by each of the Funds. These limitations cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

      The Value Plus Fund and the Large Cap Core Equity Fund have adopted the following identical fundamental investment limitations.

1. BORROWING MONEY. The Funds may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the 1940 Act.

2. UNDERWRITING. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

3. LOANS. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities,
      (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the 1940 Act.

4. REAL ESTATE. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

5. COMMODITIES. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

6. CONCENTRATION OF INVESTMENTS. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

7. SENIOR SECURITIES. The Funds may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the 1940 Act.

                      NON-FUNDAMENTAL INVESTMENT LIMITATION

      The following investment limitations are non-fundamental investment limitations of the Funds. Non-fundamental limitations may be changed at any time by the Fund's Board of Trustees. Shareholders are notified before any material change in these limitations becomes effective.

      The Value Plus Fund and the Large Cap Core Equity Fund have adopted the following identical non-fundamental investment limitations.

1. BORROWING MONEY. The Funds will not borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that a Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

2. PLEDGING. The Funds will not pledge, mortgage or hypothecate for any purpose in excess of 10% of each Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

3. MARGIN PURCHASES. The Funds will not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

4. SELLING SECURITIES. The Funds will not sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

5. INVESTING FOR CONTROL. The Funds will not invest for the purpose of exercising control or management;

6. ILLIQUID SECURITIES. The Funds will not invest more than 15% of their net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which a Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under
      Section 4(2) of the 1933 Act, which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Trustees has determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Fund's Board of Trustees has determined that the commercial paper is equivalent quality and is liquid;

7. RESTRICTED SECURITIES. The Funds will not invest more than 10% of its total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid by the Fund's Board of Trustees);

8. SECURITIES OF ONE ISSUER. The Funds will not purchase securities of any issuer if such purchase at the time thereof would cause a Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

9. SHORT SALES. The Funds will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of a Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

10. PURCHASE OF PUTS AND CALLS. The Funds will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of a Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

11. WRITING OF PUTS AND CALLS. The Funds will not write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of a Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of a Fund's net assets; (c) the securities subject to the exercise of the call written by a Fund must be owned by a Fund at the time the call is sold and must continue to be owned by a Fund until the call has been exercised, has lapsed, or a Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing a Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, a Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount a Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written).

12. PUTS AND CALLS ON FUTURES. The Funds will not buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund's total assets.

      The Large Cap Core Equity Fund has adopted the following non-fundamental 80% investment policy that may be changed by the Board of Trustees without shareholder approval. Shareholders will be provided with at least 60 days' prior notice of any change in a Fund's non-fundamental 80% investment policy.

1. LARGE CAP CORE EQUITY FUND 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of large cap companies. A large cap company has a market capitalization of more than $10 billion.

THE FUNDS' PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

      Because the Value Plus Fund and the Large Cap Core Equity Fund are each series of the Trust, they have identical purchase, exchange and redemption procedures. These common procedures, as well as other features related to investing in the Funds, are summarized below. A more complete description can be found in the Funds' prospectus.

SHARE CLASSES.

      Each Fund offers Class A, Class B and Class C shares. As discussed above under FEES AND EXPENSES, each class of shares has different sales charges and distribution fees. The amount of sales charge and distribution fees you pay will depend on which class of shares you decide to purchase. Shares may be purchased directly from the Distributor, through your financial advisor, through various retirement plans, by exchange of shares (see below) or through a "processing organization, such as a mutual fund supermarket. The minimum initial investment for each Fund is $1,000 ($250 for Retirement Plan Accounts or Custodial Accounts under a Uniform Gift/Transfer to Minors Act and $50 for investments through the Automatic Investment Plan). Subsequent investments must be in amounts of at least $50.

PRICING FUND SHARES

      Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the New York Stock Exchange ("NYSE") is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by the Distributor or its authorized agent.

      The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). Securities held by Funds that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The Funds may also use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The use of fair value pricing has the effect of valuing a security based upon the price the Fund's might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of the Funds' assets that is invested in other mutual funds, that portion of the Funds' NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

PURCHASE PROCEDURES.

      Each Fund prices direct purchases based upon the next determined offering price after your order is received. Direct purchase orders received by the Distributor, or its authorized agent, by the close of the regular session of trading on the NYSE, are processed at that day's public offering price. Direct purchase orders received by the Distributor, or its authorized agent, after the close of the regular session of trading on the NYSE, are processed at the public offering price next determined on the following business day. It is the responsibility of the Distributor's authorized agents to transmit orders that will be received by the Distributor in proper form and in a timely manner.

SALES CHARGES AND DISTRIBUTION FEES.

      Class A shares are sold subject to a front-end sales charge of up to 5.75% of the offering price and annual 12b-1 fees of up to 0.25% of average daily net assets attributable to Class A shares. The front-end sales charge is reduced for purchases of $50,000 or more and is not applicable to purchases of $1 million or more. In addition, the front-end sales charge may be waived in certain circumstances, and may be reduced through participation in the Rights of Accumulation Program and through the use of Letters of Intent.

      Class B shares are sold at NAV, are subject to annual 12b-1 fees of up to 1.00% of average daily net assets attributable to Class B shares and a contingent deferred sales charge ("CDSC") of up to 5.00% for shares redeemed within one year of their purchase. The Class B CDSC is incrementally reduced over time and is eliminated following the sixth year in which the purchase was made. Class B shares convert to Class A shares after eight years.

      Class C shares are sold at NAV and are subject to annual 12b-1 fees of up to 1.00% of average daily net assets attributable to Class C shares and a CDSC of 1.00% for shares redeemed within one year of their purchase.

EXCHANGE PRIVILEGES.

      You may exchange shares of either Fund for shares of the same class of series of the Trust or of another fund advised by the Advisor ("Touchstone Funds"), other than for shares of Touchstone Variable Series Trust. You also may exchange Class A or Class C shares of the Funds for Class A shares of any Touchstone money market fund, except the Institutional Money Market Fund. You do not have to pay an exchange fee for your exchange. Shares otherwise subject to a contingent deferred sales charge ("CDSC") will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

REDEMPTION PROCEDURES.

      You may sell some or all of your shares on any day that the Funds calculate their NAV. If your request is received by the Distributor, or its authorized agent, in proper form by the close of regular trading on the NYSE, you will receive a price based on that day's NAV for the shares you sell, minus any applicable CDSC. Orders received after the close of trading on the NYSE will be based on the next calculated NAV. Each Fund permits redemptions by phone, mail, wire or through a systematic investment plan.

      Under unusual circumstances, when the Board of Trustees deems it appropriate, each Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

DISTRIBUTION ARRANGEMENTS

      Each Fund has adopted distribution plans under Rule 12b-1 of the 1940 Act for its Class A, Class B and Class C shares. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class B and Class C plans, the Funds pay an annual fee of up to 1.00% of average daily net assets that attributable to Class B or Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is an account maintenance fee). Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges. The Distributor is the principal underwriter of the Trust, and as such, the exclusive agent for the distribution of shares of both Funds.

MARKET TIMING POLICY.

      Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. Both the Value Plus Fund and the Large Cap Core Equity Fund take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees of the Trust has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

      Generally, a shareholder may be considered a market timer if he or she has
(i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of money market funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between money market funds and systematic purchases and redemptions.

      Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers in which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. However, some omnibus accounts submit daily aggregate purchase and redemption orders reflecting the trade orders of multiple unidentified investors. In these situations, the Fund cannot monitor trading activity by individual shareholders who may be engaged in market timing.

      The Value Plus Fund and the Large Cap Core Equity Fund apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

DIVIDEND POLICIES.

      Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund's dividends are distributed and paid annually. Distributions of any capital gains earned by a Fund will be made at least annually. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate on your investment application that dividends and capital gains are to be automatically reinvested in another Touchstone Fund within the same class of shares. Dividends and capital gains automatically reinvested in another Touchstone Fund are not subject to a fee or sales charge. You also may choose to have your dividends or capital gains paid to you in cash.

                                 PRINCIPAL RISKS

      The Value Plus Fund and the Large Cap Core Equity Fund are subject to many of the same risks, but to different degrees due to the different investment strategies of the Funds. Other risks, such as the risk of investing in debt securities, apply only to the Value Plus Fund. The primary risks of an investment in each Fund are discussed below.

RISKS COMMON TO INVESTMENTS IN BOTH FUNDS

MARKET RISK. Each Fund invests in common stocks. Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. In addition, stocks fall into three broad market capitalization categories - large cap, mid cap and small cap. Investing primarily in one category carries the risk that due to market conditions, that category may be out of favor. For example, if valuations of large cap companies appear to be greatly out of proportion to the valuations of small or mid cap companies, investors may migrate to the stocks of small and mid-sized companies, causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. The price of stocks tends to go up and down more than the price of bonds.

LARGE CAP STOCK RISK. The Value Plus Fund and the Large Cap Core Equity Fund invest at least 75% and 80%, respectively, of their total assets in common stocks of large cap companies. Large cap stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

TECHNOLOGY SECURITIES RISK. Both Funds may invest in companies in the technology sector. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.

INVESTMENT STYLE RISK. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. The Value Plus Fund and the Large Cap Core Equity Fund both employ a value investing style. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds may underperform when growth investing is in favor. In addition, the market may continually value the stocks held by the Large Cap Core Equity Fund lower than the Fund's Sub-Advisor believes them to be valued.

ADDITIONAL RISKS OF INVESTING IN THE VALUE PLUS FUND

      Up to 25% of the Value Plus Fund's assets will be invested mid cap companies. In addition, the Fund may invest in investment graded debt securities, convertible securities and preferred stocks. Finally, the Value Plus Fund may invest up to 10% of its total assets in cash equivalent investments and short-term debt securities. As a result, the Value Plus Fund alone currently is subject to the following risks.

MID CAP COMPANY RISK. Mid cap stock risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

DEBT SECURITY RISK. Investments in debt securities are subject to the risk that the market value of the debt securities will decline because of rising interest rates. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities. Debt securities also are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, when due. Securities rated in the lowest investment grade category have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

                   INFORMATION RELATING TO THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION

      The following summary is qualified in its entirety by reference to the Reorganization Agreement found in Exhibit A.

      The Reorganization Agreement provides that all of the assets and liabilities of the Value Plus Fund will be transferred to the Large Cap Core Equity Fund at the Effective Time of the Reorganization (i.e., 9:00 a.m. ET on or about August 13, 2006). In exchange for this transfer of these assets and liabilities, the Large Cap Core Equity Fund will simultaneously issue shares to the Value Plus Fund in an amount equal in value to the net asset value of the Value Plus Fund's shares.

      Following the transfer of assets and liabilities in exchange for Large Cap Core Equity Fund shares, the Value Plus Fund will distribute, in complete liquidation pro rata to its shareholders of record, all the shares of the Large Cap Core Equity Fund so received. Shareholders of the Value Plus Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the Large Cap Core Equity Fund with the same aggregate value as the shareholder had in the Value Plus Fund immediately before the Reorganization. Such distribution will be accomplished by the establishment of accounts in the names of the shareholders of the Value Plus Fund on the share records of the Large Cap Core Equity Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Large Cap Core Equity Fund due to the shareholders of the Value Plus Fund. The Large Cap Core Equity Fund does not issue share certificates to shareholders. Shares of the Large Cap Core Equity Fund to be issued will have no preemptive or conversion rights. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the receipt of such shares by the Value Plus Fund's shareholders. The Value Plus Fund will then be liquidated and terminated.

      The Reorganization Agreement contains customary representations, warranties and conditions designed to ensure that the Reorganization is fair to both parties. The Reorganization Agreement provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Reorganization Agreement by the Value Plus Fund shareholders; and (ii) the receipt by the Value Plus Fund and the Large Cap Core Fund of a tax opinion to the effect that the Reorganization will be tax-free to the Value Plus Fund and the Large Cap Core Equity Fund. and their shareholders. The Reorganization Agreement may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time prior to the Effective Time of the Reorganization, the Board of Trustees of the Trust determines that the consummation of the transactions contemplated by the Reorganization Agreement is not in the best interest of shareholders.

COSTS OF REORGANIZATION

      Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement;
(b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees; (f) solicitation costs of the transaction, (g) accounting fees, and (h) the cost of winding up and liquidating the business and affairs of the Value Plus Fund. The Advisor or an affiliate thereof will bear and pay all expenses of the Reorganization.

FEDERAL INCOME TAXES

      The combination of the Value Plus Fund into the Large Cap Core Equity Fund in the Reorganization is intended to qualify for federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If so, neither the Value Plus Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The tax basis of the Large Cap Core Equity Fund received will be the same as the basis of the Value Plus Fund shares exchanged and the holding period of the Large Cap Core Equity Fund shares received will include the holding period of the Value Plus Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, the Trust will receive an opinion from counsel to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Nevertheless, the sale of securities by the Value Plus Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable capital gains distribution prior to the Reorganization. Shareholders should consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

CAPITALIZATION

      The following table sets forth as of [March 31, 2006]: (i) the unaudited capitalization of each of the Value Plus Fund and (ii) the unaudited pro forma combined capitalization of the Funds assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Effective Time as a result of daily share purchase and redemption activity in the Funds and changes in NAV.

----------------------------- ---------- -------------------- ------------------
                                           NET ASSET VALUE
FUND                          NET ASSETS      PER SHARE       SHARES OUTSTANDING
----------------------------- ---------- -------------------- ------------------
Value Plus Fund                   $               $
----------------------------- ---------- -------------------- ------------------
Large Cap Core Equity Fund        $               $
----------------------------- ---------- -------------------- ------------------
Combined Funds                    $               $
----------------------------- ---------- -------------------- ------------------

                         REASONS FOR THE REORGANIZATION

      At a meeting held on May 18, 2006, the Board of Trustees of the Trust unanimously voted that the proposed Reorganization would be in the best interests of the Value Plus Fund and its shareholders and that the interests of the shareholders would not be diluted. At these meetings, representatives of the Advisor provided, and the Board of Trustees reviewed, detailed information about the proposed Reorganization. The representatives provided information to the Board of Trustees concerning: (a) the specific terms of the Reorganization, including information regarding comparative expense ratios; (b) the proposed plans for ongoing management, distribution and operation of the Value Plus Fund; and (c) the impact of the Reorganization on the Value Plus Fund and its shareholders.

      Before approving the Reorganization, the Board of Trustees examined all factors that it considered relevant, including information regarding comparative expense ratios. In connection with its deliberations, the Board of Trustees inquired into a number of matters and evaluated the above-referenced information and considered, among other things,:

            o The similarity of the investment objectives of Value Plus Fund and the Large Cap Core Equity Fund;
            o     The composition of each Fund's portfolio;
            o     The difference in risks of each Fund;
            o The lower expense ratio, fees and expenses of the Large Cap Core Equity Fund after waivers and reimbursements by the Advisor
            o     The anticipated tax free nature of the Reorganization;
            o The fact that the Trust will not bear the costs of the Reorganization; and
            o The alternatives available to the shareholders of the Value Plus Fund, including the ability to redeem their shares.

      The Board of Trustees determined that the Reorganization is in the best interests of the Value Plus Fund's shareholders. On the basis of the information provided to the Board of Trustees and its evaluation of that information, the Board recommends that the shareholders of the Value Plus Fund approve the Reorganization.

                               SHAREHOLDER RIGHTS

GENERAL SHAREHOLDER RIGHTS

      General. The Trust is an open-end, diversified management investment company registered with the SEC under the 1940 Act. The Trust was organized as a Massachusetts business trust on November 18, 1982 and is governed by its Declaration of Trust, Bylaws, a Board of Trustees and by applicable Massachusetts and federal law. The Trust currently consists of seven series, including Value Plus Fund and the Large Cap Core Equity Fund.

      Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of one or more series. The Trust's Declaration of Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund. Shares of each Fund are currently offered in three classes and each class of shares represents an equal proportionate interest in the applicable Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. The shares of each Fund have no preference as to conversion and have no preemptive rights.

      Voting Requirements. Under the Trust's Declaration of Trust, each whole share of beneficial interest of a Fund is entitled to one vote, and each fractional share is entitled to a proportionate vote. Shareholders of each Fund vote separately, by Fund, as to matters that affect only their particular Fund, such as changes in fundamental investment restrictions, approval of or amendments to investment advisory agreements or proposed mergers, except in matters where a vote of all series of the Trust in the aggregate is required by the 1940 Act. Except when a larger quorum is required by applicable law or the applicable governing documents, a majority of the shares issued and outstanding and entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions.

      Shareholder Meetings. The Trust on behalf of the Funds is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings.

      Election and Term of Trustees. The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the State of Massachusetts. When a quorum is present at a meeting, a majority of the shares present in person or by proxy is sufficient to act on a matter and is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or by the vote of two-thirds of the remaining number of Trustees. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation.

      Shareholder Liability. Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the Declaration of Trust under which the Funds were established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust provides for indemnification out of the series' property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the Trust itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

      Liability of Trustees. The Declaration of Trust of the Trust provides that no Trustee or officer shall be liable to the Trust or to any shareholder, Trustee, officer, employee or agent of the Trust for any action or failure to act except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Declaration of Trust provides that present and former Trustees or officers are generally entitled to indemnification against liabilities and expenses with respect to claims related to their position with the Funds unless, in the case of any liability to the Funds or their shareholders, such Trustee or officer is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

      The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, its Bylaws and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Bylaws and Massachusetts law directly for more complete information.

TAXES

      Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary is not applicable to the tax consequences of the Reorganization. The tax-free nature of the Reorganization is discussed above under INFORMATION RELATING TO THE REORGANIZATION - FEDERAL INCOME TAXES.

      Each Fund has qualified to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to the shareholders, it is expected that the Funds will not be required to pay any federal income taxes on the amounts distributed to shareholders.

      Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions that shareholders receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions received from a Fund may be taxable whether or not shareholders reinvest them.

      Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. To the extent that underlying income of a Fund consists of qualified dividend income, income distributions by the Fund may be subject to a maximum federal income tax rate of 15% for individuals and may qualify for the dividends received deduction for corporations. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

      Income distributions are generally taxable as ordinary income. Long-term capital gains are currently taxed at a maximum rate of 15%. Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of shares of one Fund for shares of another Fund is treated the same as a sale. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

      Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax advisor regarding the rules governing their own retirement plan.

      The Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, each files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC:
Northeast Regional Office, 3 World Financial Center, Room 4-300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. Information included in the Proxy/Prospectus concerning the Trusts was provided by Integrated Fund Services, Inc.

                        INFORMATION ABOUT VALUE PLUS FUND
                       AND THE LARGE CAP CORE EQUITY FUND

      Information concerning the operation and management of the Value Plus Fund and the Large Cap Core Equity Fund is incorporated herein by reference from the Trust's prospectuses. Additional information about the Value Plus Fund and the Large Cap Core Equity Fund is included in the Trust's Statement of Additional Information dated August 1, 2005, which is available upon request and without charge by calling 1-800-543-0407.

INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS. The Advisor may be deemed to have an interest in the Reorganization. If the Reorganization is approved, the Advisor will pay Todd a fee of 0.30% for sub-advising the Large Cap Core Equity Fund and will no longer pay Fort Washington a fee of 0.45% for sub-advising the Value Plus Fund. However, as discussed above, the Large Cap Core Equity Fund also pays a lower management fee to the Advisor.

FINANCIAL STATEMENTS. The financial statements of the Trust relating to the Value Plus Fund and the Large Cap Core Equity Fund contained in the Annual Report to shareholders for the fiscal year ended March 31, 2006 have been
audited by [      ], their independent registered public accountant and are
incorporated herein by reference. The Trust will furnish, without charge, a copy of the Annual Report on request. Requests should be made by calling toll-free 1-800-543-0407. The Annual Reports for the Funds also are available on the SEC's website at www.sec.gov.

      The Financial Highlights relating to the Funds contained in the Annual Report for the fiscal year ended March 31, 2006 are attached as Exhibit C.

           THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE
                 FOR APPROVAL OF THE REORGANIZATION AGREEMENT.

                                 VOTING MATTERS

GENERAL INFORMATION

      This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust in connection with the Special Meeting to be held August 7, 2006 at 9:30 a.m., ET, at 303 Broadway, Suite 1100, Cincinnati, OH 45202, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Value Plus Fund on or about July 7, 2004. It is expected that the solicitation of proxies will be primarily by mail, but beginning on or about July [__], 2006, proxy solicitations may also be made by telephone, or personal solicitations may be conducted by officers and employees of the Advisor, its affiliates or other representatives of the Trust (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by [Alamo Direct, Inc.], the Value Plus Fund's proxy solicitor.

      The Board of Trustees of the Trust has fixed the close of business on June [__], 2006 as the record date (the "Record Date") for determining the shareholders of the Value Plus Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Meeting or any adjournment thereof.

VOTING RIGHTS AND REQUIRED VOTE

      Each shareholder of the Value Plus Fund is entitled to one vote for each full share held and fractional votes for fractional shares. The holders of 50% of the outstanding shares of the Value Plus Fund entitled to vote at the Special Meeting, present in person or by proxy, constitute a quorum. Approval of the Reorganization requires the affirmative vote of a majority of the aggregate number of votes entitled to be cast.

      If you wish to participate in the Special Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by telephone, vote through the Internet, or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting. Instructions for telephone and Internet voting are set forth on the proxy card.)

      If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy. PROXIES THAT ARE PROPERLY EXECUTED AND RETURNED BUT ARE NOT MARKED WITH VOTING INSTRUCTIONS WILL BE VOTED FOR THE PROPOSED REORGANIZATION AND FOR ANY OTHER MATTERS DEEMED APPROPRIATE. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Special Meeting. Should other business properly be brought before the Special Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies.

      Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of the Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, or by attending the Special Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon.

      Abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

      Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

      If shareholders of the Value Plus Fund do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or nor a quorum is present, in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present. The costs of any additional solicitation and of any adjourned session will be borne by the Advisor

      A shareholder of the Value Plus Fund who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of Large Cap Core Equity Fund that they receive in the transaction at their then-current net asset value. Shares of Value Plus Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Value Plus Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

      The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

      NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Value Plus Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

EXPENSES

      The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (totaling approximately [$ 30,000]) will be paid by the Advisor whether or not shareholders approve the Reorganization. The estimated cost of the additional proxy solicitation by [Alamo Direct, Inc.] is approximately [$1,300]. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

RECORD DATE AND OUTSTANDING SHARES

      Only shareholders of record of the Value Plus Fund at the close of business on June [__], 2006 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date there were outstanding and entitled to vote [_______] shares of the Value Plus Fund.

      The votes of the shareholders of the Large Cap Core Equity Fund are not being solicited, because their approval or consent is not necessary for the approval of the Reorganization. However, the vote required for approval of the proposal, including the treatment of abstentions and broker non-votes would be the same as for Value Plus Fund. At the close of business on the Record Date there were outstanding and entitled to vote [_________] shares of the Large Cap Core Equity Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      As of the Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Value Plus Fund and the Large Cap Core Equity Fund.

      As of the Record Date, to the knowledge of the Trustees and management of the Trust, other than as set forth below, no person owned beneficially or of record more than 5% of the outstanding shares of either the Value Plus Fund and the Large Cap Core Equity.

                            VALUE PLUS FUND - CLASS A
------------------------ ------------------ ------------------- ----------------
                                                                   PERCENTAGE
NAME AND ADDRESS                FUND          NUMBER OF SHARES     OWNERSHIP
------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

                            VALUE PLUS FUND - CLASS B
------------------------ ------------------ ------------------- ----------------
                                                                   PERCENTAGE
NAME AND ADDRESS                FUND          NUMBER OF SHARES     OWNERSHIP
------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

                            VALUE PLUS FUND - CLASS C
------------------------ ------------------ ------------------- ----------------
                                                                   PERCENTAGE
NAME AND ADDRESS                FUND          NUMBER OF SHARES     OWNERSHIP
------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

                      LARGE CAP CORE EQUITY FUND - CLASS A
------------------------ ------------------ ------------------- ----------------
                                                                   PERCENTAGE
NAME AND ADDRESS                FUND          NUMBER OF SHARES     OWNERSHIP
------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

                      LARGE CAP CORE EQUITY FUND - CLASS B
------------------------ ------------------ ------------------- ----------------
                                                                   PERCENTAGE
NAME AND ADDRESS                FUND          NUMBER OF SHARES     OWNERSHIP
------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

                      LARGE CAP CORE EQUITY FUND - CLASS C
------------------------ ------------------ ------------------- ----------------
                                                                   PERCENTAGE
NAME AND ADDRESS                FUND          NUMBER OF SHARES     OWNERSHIP
------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

------------------------ ------------------ ------------------- ----------------

                                 OTHER BUSINESS

      The Board of Trustees of the Trust knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

 Shareholder inquiries may be addressed to the Trust by calling 1-800-543-0407.


  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE BY MAIL, PHONE, FAX, OR INTERNET. INFORMATION ON THE VARIOUS MANNERS OF
                  VOTING ARE SET FORTH IN THE ENCLOSED PROXY.

                                              By Order of the Board of Trustees,


                                              Jay S. Fitton
                                              Secretary

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this [ th] day of May, 2006, by and between the Large Cap Core Equity Fund (the "Acquiring Fund") and the Value Plus Fund (the "Selling Fund"), each a series of Touchstone Strategic Trust (the "Trust"). The Trust is a Massachusetts business trust, with its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

      The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

      WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

      WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

      TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

      The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

      The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

      1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

      1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

      1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

      2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Selling Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

      2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph 2.2. Class A, Class B and Class C shares of the Acquiring Fund will be issued for Class A, Class B and Class C shares of the Acquired Fund, respectively.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by Integrated Fund Services, Inc., the Acquiring Fund and Selling Fund's accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and Selling Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about August 13, 2006 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Eastern Time ("ET") at the offices of the Trust, or at such other time and/or place as the parties may agree.

      3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

      3.4 CUSTODIAN'S CERTIFICATE. Brown Brothers Harriman & Co., as custodian for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to its respective Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

            (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

            (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

            (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

            (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

            (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            (g) The audited financial statements of the Selling Fund at March 31, 2006 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

            (h) Since March 31, 2006, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

            (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

            (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

            (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

            (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

            (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

            (a) The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

            (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

            (c) The prospectus and statement of additional information, as of the date of the Prospectus/Proxy Statement, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

            (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            (f) The audited financial statements of the Selling Fund at March 31, 2006 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

            (g) Since March 31, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

            (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

            (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

            (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

            (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

            (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

      5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

      The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

      6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from [_______] LLP, special counsel to the Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

            (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and, to such counsel's knowledge, has the trust power to own all of its properties and assets and, to carry on its business as presently conducted.

            (b) The Acquiring Fund is a separate series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed, and delivered by the Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) Assuming that a consideration therefore not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

            (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

            (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

            (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

            (h) In the ordinary course of such counsel's representation of the Acquiring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

            (i) In the ordinary course of such counsel's representation of the Acquiring Fund, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

            (j) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

      Such opinion shall contain such assumptions and limitations as shall be in the opinion of [___________] LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

      7.3 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion of [_______________] LLP, special counsel to the Trust and the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

            (a) The Selling Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

            (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) Assuming that a consideration therefore of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

            (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

            (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

            (g) In the ordinary course of such counsel's representation of the Selling Fund and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

            (h) In the ordinary course of such counsel's representation of the Selling Fund and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

            (i) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws.

      Such opinion shall contain such other assumptions and limitations as shall be in the opinion of [_______________] LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

                 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
                     THE ACQUIRING FUND AND THE SELLING FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

      8.6 The Trust shall have received a favorable opinion of [_______________] LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

            (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

            (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

            (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

            (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Shareholder immediately prior to the Closing. The holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefore were held by such Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

            (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

            (g) The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

      Such opinion shall contain such assumptions and limitations as shall be in the opinion of [______________] appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

                                   ARTICLE IX

                                    EXPENSES

      9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc., the investment advisor to the Trust. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement;
(b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are residents as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

            (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

            (c) a determination by the Trust's Board of Trustees that the consummation of the Transaction contemplated herein is not in the best interest of the Selling Fund or the Acquiring Fund.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or its Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

      12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

      13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

      13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

      13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                                      TOUCHSTONE STRATEGIC TRUST
                                                      ON BEHALF OF THE LARGE CAP
                                                      CORE EQUITY FUND
                                                      By:
                                                         -----------------------
                                                         Name:  Jill T. McGruder
                                                         Title: President


                                                      TOUCHSTONE STRATEGIC TRUST
                                                      ON BEHALF OF THE VALUE
                                                      PLUS FUND
                                                      By:
                                                         -----------------------
                                                      Name:  Jill T. McGruder
                                                      Title: President

                                    EXHIBIT B

------------------------------------------------

VALUE PLUS FUND

PERFORMANCE AND MARKET OVERVIEW
March 31, 2006

------------------------------------------------

                                 [To be filed]

------------------------------------------------

LARGE CAP CORE EQUITY FUND

PERFORMANCE AND MARKET OVERVIEW
March 31, 2006

------------------------------------------------

                                 [To be filed]

                                    EXHIBIT C

                              FINANCIAL HIGHLIGHTS

                                  [To be filed]

                       STATEMENT OF ADDITIONAL INFORMATION
                                 JUNE [ ], 2006

                           TOUCHSTONE STRATEGIC TRUST
                            300 BROADWAY, SUITE 1100
                              CINCINNATI, OH 45202
                                 1-800-543-0407

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated June [ ] , 2006 for the Special Meeting of Shareholders of Touchstone Strategic Trust (the "Trust") with respect to the Value Plus Fund to be held on August 7, 2006. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by calling 1-800-543-0407. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

Further information about the Value Growth Fund and the Large Cap Core Equity Fund, each a series of the Trust is contained in and incorporated by reference to the Statement of Additional Information for the Trust dated August 1, 2005. The audited financial statements and related independent auditor's report for the Trust relating the Value Growth Fund and the Large Cap Core Equity Fund contained in the Annual Report to Shareholders for the fiscal year ending March 31, 2006, are incorporated herein by reference.

                                TABLE OF CONTENTS

---------------------------------------------------------------------- ---
Financial Statements of the combined Value Plus Fund and the Large      1
Cap Core Equity Fund on a pro forma basis for the period ended March
31, 2006
---------------------------------------------------------------------- ---

                                     PART C

ITEM 15. Indemnification:

Article VII of the Restated Agreement and Declaration of Trust filed as an Exhibit to the Registrant's Post-Effective Amendment No. 36 is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Restated Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

(1) (i) Restated Agreement and Declaration of Trust and Amendment No. 1 dated May 24, 1994, Amendment No. 2 dated February 28, 1997 and Amendment No. 3 dated August 11, 1997, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is incorporated by reference.

      (ii) Amendment No. 4 to Restated Agreement and Declaration of Trust dated February 12, 1998, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42, is incorporated by reference.

      (iii) Amendments to Restated Agreement and Declaration of Trust dated March 16, 2000, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

      (iv) Amendment to Restated Agreement and Declaration of Trust dated April 6, 2000, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

      (v) Amendment to Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 45 is incorporated by reference.

      (vi) Amendment to Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 45 is incorporated by reference.

      (vii) Amendment to Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 48 is incorporated by reference.

      (viii) Amendment dated November 7, 2002 to Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 is incorporated by reference.

      (ix) Amendment dated April 14, 2004 to Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 54 is incorporated by reference.

      (x) Amendment dated January 3, 2006 to Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 60 is incorporated by reference.

(2) Bylaws with Amendments adopted July 17, 1984 and April 5, 1989, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 36, are hereby incorporated by reference.

(3)   None

(4) Form of Agreement and Plan of Reorganization dated as of ___________, 2006 is filed herewith.

(5)   INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS

            Article IV of Registrant's Restated Agreement and Declaration of Trust provides the following rights for security holders:

            LIQUIDATION. In event of the liquidation or dissolution of the Trust, the Shareholders of each Series that has been established and designated shall be entitled to receive, as a Series, when and as declared by the Trustees, the excess of the assets belonging to that Series over the liabilities belonging to that Series. The assets so distributable to the Shareholders of any particular Series shall be distributed among such Shareholders in proportion to the number of Shares of that Series held by them and recorded on the books of the Trust.

            VOTING. All shares of all Series shall have "equal voting rights" as such term is defined in the Investment Company Act of 1940 and except as otherwise provided by that Act or rules, regulations or orders promulgated thereunder. On each matter submitted to a vote of the Shareholders, all shares of each Series shall vote as a single class except as to any matter with respect to which a vote of all Series voting as a single series is required by the 1940 Act or rules and regulations promulgated thereunder, or would be required under the Massachusetts Business Corporation Law if the Trust were a Massachusetts business corporation. As to any matter which does not affect the interest of a particular Series, only the holders of Shares of the one or more affected Series shall be entitled to vote.

            REDEMPTION BY SHAREHOLDER. Each holder of Shares of a particular Series shall have the right at such times as may be permitted by the Trust, but no less frequently than once each week, to require the Trust to redeem all or any part of his Shares of that Series at a redemption price equal to the net asset value per Share of that Series next determined in accordance with subsection (h) of this Section 4.2 after the Shares are properly tendered for redemption.

            Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series to require the Trust to redeem Shares of that Series during any period or at any time when and to the extent permissible under the 1940 Act, and such redemption is conditioned upon the Trust having funds or property legally available therefore.

            TRANSFER. All Shares of each particular Series shall be transferable, but transfers of Shares of a particular Series will be recorded on the Share transfer records of the Trust applicable to that Series only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Series and at such other times as may be permitted by the Trustees.

            Article V of Registrant's Restated Agreement and Declaration of Trust provides the following rights for security holders:

            VOTING POWERS. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in
      Section 3.3 as to which Shareholder approval is required by the 1940 Act,
      (iii) with respect to any termination or reorganization of the Trust or any Series to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not-a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) in any state, or as the Trustees may consider necessary or desirable. There shall be, no cumulative voting in the election of any Trustee or Trustees. Shares may be voted in person or by proxy.

(6) (i) Advisory Agreement with Touchstone Advisors, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 57 is incorporated by reference.

      (ii) Subadvisory Agreement between Touchstone Advisors, Inc. and Mastrapasqua Asset Management, Inc. for the Growth Opportunities Fund which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

      (iii) Subadvisory Agreement between Touchstone Advisors, Inc. and TCW Investment Management Company for the Mid Cap Growth Fund (formerly the Emerging Growth Fund), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 45 is incorporated by reference.

      (iv) Subadvisory Agreement between Touchstone Advisors, Inc. and Westfield Capital Management, Inc. for the Mid Cap Growth Fund (formerly the Emerging Growth Fund), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 57 is incorporated by reference.

      (v) Subadvisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. for the Value Plus Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 is incorporated by reference.

      (vi) (a) Form of Subadvisory Agreement between Touchstone Advisors, Inc. and Navellier & Associates, Inc. for the Large Cap Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 54 is incorporated by reference.

      (b) Amendment to Sub-Advisory Agreement with Navellier E. Associates, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 57 is incorporated by reference.

      (vii) Subadvisory Agreement between Touchstone Advisors, Inc. and Todd Investment Advisors, Inc. for the Large Cap Core Equity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 is incorporated by reference.

      (viii) Subadvisory Agreement between Touchstone Advisors, Inc. and Bjurman, Barry & Associates for the Small Cap Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 48 is hereby incorporated by reference.

      (ix) Subadvisory Agreement between Touchstone Advisors, Inc. and Longwood Investment Advisors, Inc. for the Small Cap Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 48 is hereby incorporated by reference.

      (x) Subadvisory Agreement between Touchstone Advisors, Inc. and Bjurman, Barry & Associates for the Micro Cap Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 54 is, incorporated by reference.

      (xi) Form of Subadvisory Agreement between Touchstone Advisors, Inc. and JS Asset Management LLC which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 60 is incorporated by reference.

(7) (i) Distribution Agreement with Touchstone Securities, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 45, is incorporated by reference.

      (i) Form of Underwriter's Dealer Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 56, is incorporated by reference.

(8) The Touchstone Trustee Deferred Compensation Plan, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 43, is incorporated by reference.

(9) (i) Custodian Agreement with Brown Brothers Harriman & Co., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 is incorporated by reference.

      (ii) Securities Lending Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 is incorporated by reference.

      (iii) Custody Fee Offset Agreement with Brown Brothers Harriman & Co., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 58 is incorporated by reference.

(10) (i) Registrant's Plans of Distribution Pursuant to Rule 12b-1 for Class A Shares and Class C Shares, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 42, are incorporated by reference.

      (ii) Registrant's Plan of Distribution Pursuant to Rule 12b-1 for Class B Shares, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 45, is incorporated by reference.

      (iii) Amended Rule 18f-3 Plan Adopted with Respect to the Multiple Class Distribution System [to be filed].

(11) (i) Opinion and Consent of Counsel, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(12)  Form of Opinion of counsel regarding tax matters [to be filed].

(13) (i) Accounting Services Agreement dated December 31, 2002 with Integrated Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 is incorporated by reference.

      (ii) (a) Transfer Agency Agreement dated December 31, 2002 with Integrated Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 is incorporated by reference.

      (b) Recordkeeping Agreement which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 51 is incorporated by reference.

      (c) Integrated Fund Services Anti-Money Laundering Compliance Program Service Agreement Addendum which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 51 is incorporated by reference.

      (d) Addendum to Transfer Agency Agreements, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 60 is incorporated by reference.

      (iii) Administration Agreement dated December 31, 2002 with Integrated Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 is incorporated by reference.

      (iv) Allocation Agreement for Allocation of Fidelity Bond Proceeds, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 50 is incorporated by reference.

      (v) Amended Expense Limitation Agreement with Touchstone Advisors, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 57 is incorporated by reference.

      (vi) (a) Sponsor Agreement with Touchstone Advisors, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 43 is incorporated by reference.

      (b) Amendment No. 1 to Sponsor Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 45 is incorporated by reference.

      (c) Amendment No. 2 to Sponsor Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 49 is incorporated by reference.

      (d) Amendments 3 and 4 to Sponsor Agreement with Touchstone Advisors, Inc., which were filed as Exhibits to Registrant's Post-Effective Amendment No.50 are incorporated by reference.

      (e) Amendments 5, 6, and 7 to Sponsor Agreement with Touchstone Advisors, Inc., which were, filed as an Exhibit to Registrant's Post-Effective Amendment No. 54 is incorporated by reference.

      (f) Amendments 8 and 9 to Sponsor Agreement with Touchstone Advisors, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 57 are incorporated by reference.

      (g) Amendment 10 to Sponsor Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 60 is incorporated by reference.

      (vii) Compliance Services Agreement with Integrated Fund Services, Inc. which was filed as an Exhibit to Touchstone Investment Trust's Post-Effective Amendment No. 89 (File Number 2-52242) is incorporated by reference.

(14)  Consent of Auditors [to be filed].

(15)  None.

(16)  Powers of Attorney for John F. Barrett, Richard L. Brenan, Philip R. Cox,
      H. Jerome Lerner, Jill T. McGruder, Donald C. Siekmann, Robert E. Stautberg and John P. Zanotti are filed herewith.

(17) (i) Prospectus and Statement of Additional Information for Touchstone Strategic Trust dated August 1, 2005 filed in Post-Effective Amendment No. 60 is incorporated by reference.

      (ii) Audited Annual Financial Report for Touchstone Strategic Trust for the fiscal year ended March 31, 2006 filed on Form N-CSR is incorporated by reference.

      (iii) Form of Proxy Card is filed herewith.

Item 17. UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933 this registration statement has been signed on behalf of the Registrant, in the City of Cincinnati and the State of Ohio, on the 25th day of May, 2006.

                                           TOUCHSTONE STRATEGIC TRUST

                                           By: /s/ Jill T. McGruder
                                              ----------------------------------
                                           Jill T. McGruder, President

As required of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacity and on the dates indicated.


/s/*                       Trustee                          May 25, 2006
---------------------------
John F. Barrett

/s/ *                      Trustee                          May 25, 2006
---------------------------
Phillip R. Cox

/s/ *                      Trustee                          May 25, 2006
---------------------------
H. Jerome Lerner

/s/ *                      Trustee                          May 25, 2006
---------------------------
Robert E. Stautberg

/s/ *                      Trustee                          May 25, 2006
---------------------------
John P. Zanotti

/s/ *                      Trustee                          May 25, 2006
---------------------------
Donald C. Siekmann

/s/ *                      Trustee                          May 25, 2006
---------------------------
Richard L. Brenan

/s/ Jill T. McGruder       President and Trustee            May 25, 2006
---------------------------
Jill T. McGruder

/s/ Terrie A. Wiedenheft   Treasurer and Controller         May 25, 2006
---------------------------
Terrie A. Wiedenheft

/s/ Jay S. Fitton
---------------------------
Jay S. Fitton
*Attorney in Fact

                                  EXHIBIT INDEX


(4)        Agreement and Plan of Reorganization

(17)(v)    Form of Proxy Card.